UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): April 14, 2020
Protective Insurance Corporation
(Exact Name of Registrant as Specified in Charter)

Indiana	0-5534	35-0160330
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congressional Boulevard, Carmel IN		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code 317-636-9800

Not Applicable
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, No Par Value	PTVCA	The Nasdaq Stock Market LLC
Class B Common Stock, No Par Value	PTVCB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.         ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 14, 2020, the Board of Directors of Protective Insurance Corporation (the “Company”) adopted and approved amendments to the Company’s Code of By-Laws, which became effective immediately. Pursuant to the amendments, in addition to certain ministerial changes:

●
Certain sections of Article 3 with respect to meetings of the Company’s shareholders were revised, including amendments to Sections 3.3, 3.4, 3.8, 3.9(b) and 3.9(d) to allow the Company to conduct meetings of its shareholders by means of remote communication; an amendment to Section 3.1 with respect to the date of the Company’s annual meeting of shareholders; an amendment to Section 3.2 with respect to the percentage of shareholders required to call a special meeting of shareholders; amendments to Section 3.9(b) with respect to the adjournment of shareholders’ meetings; and amendments to Section 3.10 governing the conduct of shareholders’ meetings.

●
A new Section 7.8 was added to Article 7, which designates the Hamilton Superior Court in the State of Indiana (or, if the Hamilton Superior Court lacks jurisdiction, the United States District Court for the Southern District of Indiana) as the sole and exclusive forum for certain legal action, unless the Company consents in writing to the selection of an alternative forum.

The foregoing summary of the amendments to the Code of By-Laws is qualified by reference to the full text of the Code of By-Laws, as amended, a copy of which is filed herewith as Exhibit 3.2 and incorporated herein by reference. In addition, a marked copy of the Code of By-Laws, showing all amendments approved on April 14, 2020, is attached as Exhibit 3.2.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No. Exhibit

3.2        Code of By-Laws of Protective Insurance Corporation, as amended through April 14, 2020.
3.2.1     Code of By-Laws of Protective Insurance Corporation, showing all changes approved on April 14, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROTECTIVE INSURANCE CORPORATION

April 20, 2020                                                                   By:    /s/ Jeremy D. Edgecliffe-Johnson
          Jeremy D. Edgecliffe-Johnson,
          Chief Executive Officer